Summary Prospectus | December 29, 2025

Performance Trust Multisector Bond Fund Institutional Class (Symbol: PTCRX)

Before you invest, you may want to review the Performance Trust Multisector Bond Fund’s (the “Multisector Bond Fund” or the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 29, 2025, are incorporated by reference into this summary prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at http://ptam.com/resources.html. You can also get this information at no cost by calling 1-877-738-9095 or by sending an email request to info@PTAMfunds.com.

SUMMARY PROSPECTUS

Investment Objective
The investment objective of the Performance Trust Multisector Bond Fund (the “Multisector Bond Fund” or the “Fund”) is to achieve long-term investment returns primarily by investing in a portfolio of income producing securities that may have the potential for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Institutional Class
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses
Expense Recoupment	0.03%
Remainder of Other Expenses	0.16%
Total Annual Fund Operating Expenses After Expense Recoupment(1)	0.99%
(1)Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, PT Asset Management, LLC (DBA: PTAM) (the “Adviser”) and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of any Excluded Expenses) for Institutional Class shares do not exceed 0.99% of the Fund’s average daily net assets through at least December 29, 2026. “Excluded Expenses” include any front-end or contingent deferred loads, Rule 12b-1 or shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses (“AFFE”) or extraordinary expenses such as litigation. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed above is reflected only through December 29, 2026. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$101	$315	$547	$1,213
Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by active allocation primarily in the fixed-income securities market. The Adviser uses a value-oriented strategy to select investments that the Adviser believes have superior risk-reward characteristics with respect to criteria such as price, interest rate sensitivity and credit quality.

Investments are selected for the Fund by applying a process whereby the Adviser makes a forward projection of an instrument’s total return characteristics over a variety of interest rate scenarios, yield curve shifts and time horizons. This process, along with other relative value assessments, is applied on a top-down basis to determine allocations among sectors in the fixed-income universe. The process is also applied, along with in-depth credit assessments, on a bottom-up basis to select specific investments within each sector. These sectors may include, but are not limited to: U.S. government securities, corporate debt securities, including high-yield debt securities, municipal securities, mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities.

The Adviser allocates the Fund’s assets across different sectors in response to the changing environment, which includes but is not limited to, financial, market, economic, and political factors, and trends or events that the Adviser’s investment process determines may affect the Fund’s investments. The Fund’s allocation to different sectors will change over the life of the Fund, sometimes quickly, and the Fund may invest without limit to any sector or number of sectors in the fixed-income universe.

The Fund may invest in securities of any credit quality and maturity. Depending upon the Adviser’s allocation among different sectors, the Fund may invest without limit in securities rated below investment grade, or unrated securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds and other fixed-income instruments. The Fund’s investments in fixed-income instruments may consist of, but are not limited to, securities or other income producing instruments (such as loans) as follows: (1) securities issued or guaranteed by the U.S. Government, its agencies or sponsored corporations, (2) corporate obligations, (3) mortgage-backed securities (“MBS”) (including commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”)) and other asset-backed securities (“ABS”), collateralized mortgage obligations (“CMOs”), government mortgage pass-through securities, multi-class pass-through securities, private mortgage pass-through securities, stripped mortgage-backed securities (“SMBS”) (which include, interest-only and principal-only securities), and inverse floaters, (4) collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”), (5) municipal securities and other debt obligations issued by state and local governments and government-sponsored entities, (6) distressed and defaulted securities, (7) payment-in-kind bonds, (8) zero-coupon bonds, (9) cash and cash equivalents, (10) other short-term investments including, but not limited to, commercial paper, certificates of deposit, repurchase agreements and investments in money market funds or similar pooled investments, and (11) other instruments bearing fixed or variable interest rates of any maturity.

The Fund may invest in derivatives, specifically futures contracts, options and swaps, to achieve its investment objective or to attempt to hedge some of the Fund’s investment risk. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third (33 1/3%) of its total assets. The Fund may also invest in repurchase agreements and borrow through reverse repurchase agreements.

The Fund may allocate to sectors described above by investing in other investment companies, including but not limited to, other open-end or closed-end investment companies and exchange-traded funds (“ETFs”). The allocation amount may be limited by tax considerations or other factors.

The Adviser constructs the Fund’s investment portfolio with a target weighted average duration of no less than one and no more than ten. The duration of the Fund’s investment portfolio may vary materially from its target from time to time, and there is no assurance that the duration of the Fund’s investment portfolio will conform to these limits. Duration is used to estimate the sensitivity of the security’s price to changes in interest rates. The longer the duration of the Fund’s portfolio, the more sensitive its market value will be to changes in interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of ten would rise by approximately 10%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 10%.

The Fund’s portfolio managers may sell an investment to satisfy redemption requests, when an investment no longer satisfies the Fund’s investment criteria as described above, or when a more attractive investment opportunity becomes available.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.
The principal risks of investing in the Fund include:
Management Risk
The Fund is actively managed by the Adviser. There is a risk that an actively managed fund may produce sub-par returns compared to a benchmark index.

SUMMARY PROSPECTUS

Strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
General Market Risk
The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.
Fixed-Income Securities Risks
Fixed-income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. An issuer may not make timely payments of principal and interest. An issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.
High-Yield Fixed-Income Securities Risk
High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade by a NRSRO. Junk bonds are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Junk bonds are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Liquidity Risk
Trading opportunities are more limited for fixed-income securities, including MBS, that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Accordingly, there may be no willing buyer of the Fund’s securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
Interest Rate Risk
Securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.
Mortgage-Backed Securities Risk:
➢    Credit and Market Risks of Mortgage-Backed Securities. The mortgage loans or the guarantees underlying mortgage-backed securities are subject to the risk of default or may otherwise fail, leading to non-payment of interest and principal. In addition, the liquidity of such investments may change over time.
➢    Prepayment Risk of Mortgage-Backed Securities. In times of declining interest rates, the Fund’s higher yielding MBS may be prepaid and the Fund will have to replace them with securities having a lower yield.
➢    Extension Risk of Mortgage-Backed Securities. In times of rising interest rates, mortgage prepayments may slow causing portfolio securities considered short- or intermediate-term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.
➢    Interest-Only and Principal-Only MBS Risk. These securities are extremely sensitive to changes in interest rates and prepayments.
CMBS Risk
CMBS are subject to the risks generally associated with mortgage-backed securities.  CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages.  CMBS issued by non-government entities may be subject to greater volatility than government issues.  CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
Collateralized Debt Obligation/Collateralized Loan Obligation Risk
In addition to the normal interest rate, default and other risks of fixed-income securities, CLOs and CDOs carry additional risks, including the possibility that distributions from collateral securities may not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CDOs and CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
RMBS Risk
RMBS are subject to the risks generally associated with fixed-income securities and mortgage-backed securities. Credit risk on RMBS arises from losses due to delinquencies and defaults by borrowers in payments on the underlying mortgages. The rate of delinquencies and defaults on RMBS and the amount of the resulting losses depend on a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. The risks associated with RMBS are greater for those in the Alt-A and subprime first lien mortgage sectors than those in the prime first lien mortgage sectors, but the risks exist for all RMBS. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans, and generally have higher default rates than loans that meet government underwriting requirements. Therefore, RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.
Inverse Floating Rate Debt Instruments Risk
The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than fixed rate bonds. The price of inverse floaters is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. An investment in certain inverse floaters may involve the risk that the Fund could lose more than its original principal investment.
Stripped Mortgage-Backed Securities Risk
SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings & loans, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
Asset-Backed Securities Risk
The impairment of the value of the collateral underlying a security in which the Fund invests such as non-payment of loans, may result in a reduction in the value of the security. Like mortgage-backed securities, asset-backed securities are also subject to prepayment risk and extension risk.
U.S. Government Obligations Risk
U.S. Government obligations include securities issued or guaranteed as to principal and interest by government-sponsored entities, such as the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or the instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. Government. However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship by the U.S. Treasury until the entities are restored to a solvent financial condition. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities may default on a financial obligation. Additionally, if the Fannie Mae and Freddie Mac conservatorship is terminated, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.

SUMMARY PROSPECTUS

Credit Risk
An issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.
Municipal Securities Risks
The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Because the Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund.
Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.
The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company (a financial guarantor that offers insurance coverage for a specific kind of insurable risk, such as municipal bond insurance policies). If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.
Municipal securities may decrease in value during times when tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are a noncorporate shareholder subject to the AMT, you may have to pay federal tax on a portion of your distributions from tax-exempt income. If this is the case, the Fund’s net after-tax return to you may be lower.
Derivative Securities Risk
The Fund’s use of derivatives may cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge. Because the use of derivative instruments often creates economic leverage, the Fund’s investments in derivatives could create exposure greater than the value of the securities in the Fund’s portfolio. Investing in derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. During unfavorable market conditions, derivative instruments could become harder to value or sell at a fair price. As a result, the Fund may be unable to liquidate a position because of an illiquid secondary market. Investments in derivative instruments are also subject to the risk that a counterparty to the derivative instrument may become insolvent, enter administration, liquidate or otherwise fail to perform its obligations due to financial difficulties. In such situations, the Fund may obtain no recovery of its investment, or any recovery may be delayed.
➢    Futures Contract Risk
Futures contracts are subject to the same risks as the underlying investments that they represent and derivatives risks generally, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.
➢    Options Risk
Options are subject to the same risks as the investments in which the Fund invests directly and derivatives risks generally, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed.
➢    Swap Agreements Risk
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and typically will not have liquidity beyond the counterparty to the agreement.

Valuation Risk
The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made under the Adviser’s fair value pricing procedures may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and may vary depending on the information that is available.
Other Investment Companies Risk
The Fund may invest in shares of other investment companies, including closed-end mutual funds and ETFs. The risk of owning other investment companies, including ETFs, generally reflects the risks of owning underlying investments the other investment company holds. Your cost of investing in the Fund may be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear fees and expenses charged by the ETFs or underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Defaulted Securities Risk
Investments in defaulted securities entail high risk and have speculative characteristics. Risks of such investments include the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in working or restructuring or in bankruptcy or similar proceeding).
Repurchase Agreement Risk
Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.
Reverse Repurchase Agreement Risk
A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.
Cybersecurity Risk
With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Performance
The bar chart demonstrates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.ptam.com or by calling 1-877-738-9095.

SUMMARY PROSPECTUS

Calendar Year Total Return as of December 31
Institutional Class Shares
The Fund’s calendar year-to-date return for Institutional Class shares as of September 30, 2025 was 6.25%. During the period shown in the bar chart, the best performance for a quarter for the Fund’s Institutional Class shares was 7.18% (for the quarter ended December 31, 2023). The worst performance for a quarter for the Fund’s Institutional Class shares was -5.94% (for the quarter ended June 30, 2022).

Average Annual Total Returns For the Periods Ended December 31, 2024
	One Year	Since Inception (12/31/2020)
Return Before Taxes	8.02%	2.57%
Return After Taxes on Distributions	5.55%	0.34%
Return After Taxes on Distributions and Sale of Fund Shares	4.70%	0.98%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-2.19%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes and Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.
Management
Investment Adviser
PT Asset Management, LLC (DBA: PTAM) serves as the Fund’s investment adviser.
Portfolio Manager
The following individuals serve as portfolio managers of the Fund:

Name	Primary Title	Year Service Began
Anthony J. Harris, CPA	Senior Portfolio Manager	2021
G. Michael Plaiss, CFA	Senior Portfolio Manager	2021
Lars Anderson, CFA	Portfolio Manager	2021
Michael Isroff	Portfolio Manager	2023
Mark Peiler, CFA	Portfolio Manager	2025
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares by mail (Performance Trust Mutual Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Ave, Suite 219252, Kansas City, MO 64105-1307 (for overnight or express mail)), or by telephone at 1-877-738-9095, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class	Class A	Class C
Minimum Initial Investment – All Accounts	$2,500	N/A	N/A
Minimum Subsequent Investment – All Accounts	$500	N/A	N/A
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. Moreover, broker-dealers may charge commissions on brokerage transactions on Institutional Class shares. These payments may create conflicts of interest by influencing the broker- dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.